UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

MINIM, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37649	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

848 Elm Street, Manchester, NH	03101
(Address of Principal Executive Offices)	(Zip Code)

(833) 966-4646

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02	Results of Operations and Financial Condition.

On July 26, 2021, Minim, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the quarter ended June 30, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of the Company’s under the Securities Act of 1933, as amended (the “Securities Act”), except as otherwise expressly stated in such filing.

Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. The preliminary financial information is not a comprehensive statement of the Company’s financial results for the period, and actual results may differ materially from these estimates due to the completion of the Company’s financial closing procedures, final adjustments, completion of the review of the financial statements and other developments that may arise between now and the time the review of the Company’s financial statements is completed. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 7.01	Regulation FD.

On July 26, 2021, the Company issued a press release announcing a proposed public offering of its common stock. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01	Other Events.

The information contained in Item 7.01 above is incorporated herein by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Press release of Minim, Inc., dated July 26, 2021, announcing its preliminary financial results for the second quarter ended June 30, 2021.
99.2	Press release of Minim, Inc., dated July 26, 2021, announcing public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 26, 2021	MINIM, INC.

		By:	/s/ Sean Doherty
		Name:	Sean Doherty
		Title:	Chief Financial Officer